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                                                               Exhibit 10(xxxiv)




                                AMENDMENT NO. 3
                                       TO
          THE NORTH AMERICAN COAL CORPORATION RETIREMENT SAVINGS PLAN
          -----------------------------------------------------------


                 The North American Coal Corporation hereby adopts this Amendment No. 3 to The North American Coal Corporation Retirement Savings Plan (As Amended and Restated Effective as of January 1 1993) (the "Plan"), effective as of the dates indicated herein. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   Section 1
                                   ---------

                 Effective December 1, 1994, the Preamble to the Plan is hereby amended by adding the following sentence to the end thereof:

                 "Effective December 1, 1994, the Total Account balance as of November 30, 1994 under the Plan, of each Participant who was employed by NACCO Industries, Inc. on that date was transferred to the NACCO Materials Handling Group, Inc. Profit Sharing Plan."

                                   Section 2
                                   ---------
                 Effective as of January 1, 1993, Section 1.1(8)(a) of the Plan is hereby amended by adding the word "such" after the phrase "or which would have been subject to such withholding if the Employee had not signed".

                                   Section 3
                                   ---------
                 Effective December 1, 1994, the third sentence of Section 1.1(16) of the Plan is hereby deleted and the following sentence is substituted therefor:

         "Effective December 1, 1994, NACCO Industries, Inc. ceased to be an Employer and the Employers under the Plan are the Company, North American Coal Royalty Company, Bellaire Corporation, The Coteau Properties Company, The Falkirk Mining Company, and the Sabine Mining Company."

                                   Section 4
                                   ---------
                 Effective December 1, 1994, the second sentence of Section 4.1 of the Plan, as added by Amendment No. 2 to the Plan,





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(relating to Matching Contributions for Employees of NACCO Industries, Inc.) is
hereby deleted.

                                   Section 5
                                   ---------
                 Effective December 1, 1994, Section 4.3(2)(b) of the Plan, as amended by Amendment No. 2 to the Plan, is hereby further amended by deleting the phrase "(2-1/2% of Compensation for Participants who are Employees of NACCO Industries, Inc. effective for 1994 and subsequent Plan Years)".

                                   Section 6
                                   ---------
                 Effective as of October 1, 1994, Section 14.2 of the Plan is hereby amended by adding the phrase "an officer of the Company on the order of" before the phrase "the Nominating, Organization and Compensation Committee".


                 EXECUTED this 30th day of November, 1994, to be effective as of the dates indicated above.

                                     THE NORTH AMERICAN COAL CORPORATION


                                          By: Charles A. Bittenbender
                                             --------------------------
                                             Title: Assistant Secretary
                                                   --------------------




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